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                                                                    EXHIBIT 10.1

                 SIXTH AMENDMENT TO LOAN AND SECURITY AGREEMENT


         This Sixth Amendment to Loan and Security Agreement (the "AMENDMENT") is made on August 6, 2002 by GMAC Business "Credit, LLC ( "Lender") and ROCKY SHOES & BOOTS, INC. and LIFESTYLE FOOTWEAR,

                                   RECITALS

         A. Borrowers and Lender entered into a Loan and Security Agreement dated September 18, 2000 (as amended from time to time, including by this Amendment, the Capitalized terms used in this Amendment shall have the meanings set forth in the Loan Agreement unless otherwise defined in this Amendment.

         B. Borrowers and Lender wish to amend the Loan Agreement as set forth below.

         THEREFORE, In consideration of the mutual promises and agreements of the parties hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which Is acknowledged, the parties agree as follows:

                              TERMS AND CONDITIONS

         1. The definition of "Availability Reserve" in Section 2 of the Loan Agreement is amended to read as follows: "Availability Reserve" means $1,000,000.

         2. Except as amended by this Amendment, all the terms and conditions in the Loan Agreement remain in full force and effect.


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         3. This Amendment constitutes the entire agreement of the Parties in connection with the subject matter of this Amendment and cannot be changed or terminated orally. All prior agreements, understandings, representations, warranties and negotiations regarding the subject matter hereof, if any, are merged into this Amendment.

         4. Borrowers and the signatory noted below represent that all necessary corporate action to authorize Borrowers to enter into this Amendment has been taken, including, without limitation, board of directors approval and resolutions necessary to authorize Borrowers' execution of this Amendment.

         5. This Amendment may be executed in counterparts, each of which when so executed and delivered shall be deemed an original, and all of such counterparts together shall constitute but one and the same agreement.

         6. This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of Michigan.

GMAC BUSINESS CREDIT, LLC                   ROCKY SHOES & BOOTS, INC.



By:      /s/ Kathryn Williams               By:      /s/ James E. McDonald
   --------------------------------            -------------------------------
      Kathryn Williams                            James E. McDonald
      Vice President                              Vice President and
                                                  Chief Financial Officer


LIFESTYLE FOOTWEAR, INC.



By:      /s/ James E. McDonald
   -----------------------------------------
      James E. McDonald
      Vice President and
      Chief Financial Officer

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